Waddell & Reed Advisors
                    New Concepts
                    Fund, Inc.

                    Semiannual
                    Report
                    --------------
                    March 31, 2001

CONTENTS

         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        14     Statement of Assets and Liabilities

        15     Statement of Operations

        16     Statement of Changes in Net Assets

        17     Financial Highlights

        21     Notes to Financial Statements

        28     Independent Auditors' Report

        29     Income Tax Information

        30     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors New Concepts Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
-----------------------------------------------------------------
  March 31, 2001

An interview with Kimberly A. Scott, portfolio manager of Waddell & Reed Advisors New Concepts Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors New Concepts Fund, Inc. for the fiscal year ended March 31, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund outperformed or returned nearly on par with its benchmark indexes during the last fiscal year. Nonetheless, given the difficult environment for stocks during the period, the Fund had a negative return for the year. The Fund's Class A shares declined 38.99 percent for the fiscal year, compared with the Russell Mid-Cap Growth Index (generally reflecting the performance of securities that represent the mid cap sector of the stock market), which declined 45.35 percent during the fiscal year, and the Lipper Mid-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which declined 38.41 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes do not reflect a sales load.

What helped the Fund outperform, or return on par, with its benchmark indexes during the fiscal year?
The Fund had limited exposure to technology issues and to other stocks that we felt were excessively valued. The Fund's exposure to the more defensive energy and health care sectors contributed to its somewhat better return than the Russell Mid-Cap Growth Index during the fiscal year.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The Federal Reserve enacted several interest rate increases early in the year, which, coupled with a broad-based and steep decline in the value of technology and related stocks over the past 12 months, yielded generally poor performance for mid-cap growth funds.

What strategies and techniques did you employ that specifically affected the Fund's performance?
An overweight position in the energy sector, which is typically more defensive and currently exhibits better relative earnings growth prospects than most other areas of the market, was beneficial to Fund performance during the fiscal year. During this time of economic uncertainty for many companies, our exposure to stocks with stable and recurring revenue streams has been positive for the portfolio. The inclusion of strong-performing stocks in the health care sector has also been beneficial, we believe. We also reduced exposure to the poorly performing technology sector where performance weakened in recent months. We believe that the Fund's lack of exposure to consumer-related sectors, such as retailing, somewhat impeded performance in the last half of the fiscal year, given that the retailing sector responded to the Federal Reserve's early interest rate cuts with strong positive performance.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We emphasized energy, health care and computer services - specifically, transaction processors - due to inherent defensive characteristics in these sectors. We believe that these areas also provide opportunities for solid revenue and earnings growth against an economic backdrop in which many companies have been struggling to define their business prospects over the next six to 12 months. We believe that success in the mid cap growth sector will likely come through stock-specific investing, rather than sector-specific investing. We anticipate that our current focus will be toward more cyclical investments that are able to take advantage of the recent, and perhaps forthcoming, interest rate reductions by the Federal Reserve, as well as any potential tax cuts.

Therefore, we anticipate investing a portion of the Fund's cash in consumer cyclical stocks (such as retailers), financial services, and capital-spending-related companies, such as the semiconductor sector. We intend to continue to search for opportunities to invest in the technology sector. However, we believe that, while certain technology stocks will likely re-emerge as leaders within the overall market, technology stocks as a group are not likely to exhibit returns similar to those we saw during the recent bull market. We also intend to continue to emphasize quality in terms of revenue, earnings growth, consistency and financial stability.


Respectfully,


Kimberly A. Scott
Manager
Waddell & Reed Advisors
New Concepts Fund, Inc.

Comparison of Change in Value of $10,000 Investment

               Waddell & Reed
               Advisors                     Lipper
               New                         Mid-Cap
               Concepts     Russell         Growth
               Fund, Inc.,  Mid-Cap          Funds
               Class         Growth       Universe
               A Shares       Index        Average
               ---------  ---------     ----------
  03-31-91        9,425      10,000         10,000
  03-31-92       12,991      11,582         12,327
  03-31-93       13,406      13,104         13,701
  03-31-94       15,445      13,993         15,529
  03-31-95       18,612      15,658         17,202
  03-31-96       24,230      20,157         23,426
  03-31-97       22,199      21,435         23,099
  03-31-98       33,618      30,523         33,320
  03-31-99       39,612      33,234         33,891
  03-31-00       69,166      58,889         64,854
  03-31-01       44,774      32,181         39,944

===== Waddell & Reed Advisors New Concepts Income Fund, Class A Shares* --
$44,774
 . . . Russell Mid-Cap Growth Index -- $32,181
----  Lipper Mid-Cap Growth Funds Universe Average -- $39,944

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


 Average Annual Total Return*
                    Class A    Class B   Class C   Class Y
                    -------    -------   -------   -------

Year Ended
  3-31-01             -38.99%   -38.04%   -35.96%   -35.01%
 5 Years Ended
  3-31-01              11.74%      ---       ---     13.44%
10 Years Ended
  3-31-01              16.17%      ---       ---       ---
Since inception of
  Class** through
  3-31-01                ---     -2.64%    -0.62%    13.06%

 *Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
**10-4-99 for Class B and Class C shares and 9-6-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future results. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF NEW CONCEPTS FUND
--------------------------------------------------------------
New Concepts Fund

                                GOAL:   To seek the growth of
                                        capital.

Strategy
Invests primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap Growth Index and that the Fund's investment manager believes offer above-average growth potential.

Founded
1983

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class A Shares

           Per Share Data
For the Fiscal Year Ended March 31, 2001
----------------------------------------
Capital gains distribution      $2.42
                               ======
Net asset value on
   3-31-01 $7.85 adjusted to:   $10.27(A)
   3-31-00                       15.07
                               ------
Change per share               $(4.80)
                               ======
(A) This number includes the capital gains distribution of $2.42 paid in December, 2000 added to the actual net asset value on March 31, 2001.
    Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF NEW CONCEPTS FUND

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    -----------------------*
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-01       -38.99%   -35.27%          -38.04%      -35.99%
 5-year period
  ended 3-31-01        11.74%    13.07%             ---          ---
10-year period
  ended 3-31-01        16.17%    16.86%             ---          ---
Since inception
  of Class (F)           ---       ---            -2.64%       -0.70%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period                        Class C(B)          Class Y(C)
------                        ----------          ----------
 1-year period
  ended 3-31-01                 -35.96%             -35.01%
 5-year period
  ended 3-31-01                    ---               13.44%
10-year period
  ended 3-31-01                    ---                 ---
Since inception
  of Class(D)                    -0.62%              13.06%

(A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not reflect the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and 9-6-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Portfolio Highlights

On March 31, 2001, Waddell & Reed Advisors New Concepts Fund, Inc. had net assets totaling $1,342,250,571 invested in a diversified portfolio of:

   73.73%  Common Stocks
   26.27%  Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors New Concepts Fund, Inc., for every $100 you had invested on March 31, 2001, your Fund owned:

 $27.31  Manufacturing Stocks
  26.27  Cash and Cash Equivalents
  18.09  Services Stocks
  11.34  Transportation, Communication, Electric
           and Sanitary Services Stocks
   6.53  Finance, Insurance and Real Estate Stocks
   5.81  Mining Stocks
   3.80  Miscellaneous Investing Institutions Stock
   0.85  Wholesale and Retail Trade Stocks

THE INVESTMENTS OF NEW CONCEPTS FUND
March 31, 2001

                                              Shares        Value

COMMON STOCKS
Building Materials and Garden Supplies - 0.85%
 Fastenal Company  .......................   210,000 $ 11,438,437
                                                     ------------

Business Services - 16.49%
 AOL Time Warner Inc.*  ..................   825,000   33,123,750
 Acxiom Corporation*  .................... 1,329,900   27,678,544
 Brocade Communications Systems, Inc.*  ..   276,000    5,772,540
 Cerner Corporation*  ....................   232,000    7,982,250
 CheckFree Corporation*  ................. 1,366,800   40,192,463
 Dendrite International, Inc.*  ..........   244,800    3,411,900
 Digital Insight Corporation* ............   571,900    6,594,722
 eBay Inc.*  .............................   793,000   28,671,906
 Getty Images, Inc.*  ....................   459,600    7,425,412
 Interpublic Group of Companies, Inc. (The)  622,000   21,365,700
 Intuit Inc.*  ...........................   960,000   26,550,000
 S1 Corporation*  ........................   398,989    2,905,139
 TMP Worldwide Inc.*  ....................   144,000    5,413,500
 Ticketmaster Online-CitySearch, Inc.,
   Class B* ..............................   300,000    2,718,750
 Total System Services, Inc.  ............    61,100    1,503,060
                                                     ------------
                                                      221,309,636
                                                     ------------

Chemicals and Allied Products - 10.63%
 ALZA Corporation*  ......................   567,000   22,963,500
 Biogen, Inc.* ...........................   844,000   53,462,125
 Genzyme Corporation -
   General Division (A)* .................   557,000   50,305,455
 IVAX Corporation*  ......................   508,000   16,002,000
                                                     ------------
                                                      142,733,080
                                                     ------------


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF NEW CONCEPTS FUND
March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Communication - 6.25%
 Adelphia Communications Corporation,
   Class A* ..............................   740,000 $ 29,993,125
 LCC International, Inc.*  ...............   249,000    1,248,897
 Nextel Communications, Inc.*  ...........   617,600    8,916,600
 Research In Motion Limited*  ............   355,000    7,801,125
 Research In Motion Limited (B)*  ........   554,000   11,802,181
 Sprint Corporation - PCS Group*  ........ 1,270,000   24,130,000
                                                     ------------
                                                       83,891,928
                                                     ------------

Depository Institutions - 4.76%
 Concord EFS, Inc.*  ..................... 1,311,350   52,945,756
 Synovus Financial Corp.  ................   406,100   10,964,700
                                                     ------------
                                                       63,910,456
                                                     ------------
Educational Services - 1.10%
 Edison Schools Inc.*  ...................   730,000   14,805,313
                                                     ------------

Electric, Gas and Sanitary Services - 3.95%
 El Paso Corporation  ....................   811,000   52,958,300
                                                     ------------

Electronic and Other Electric Equipment - 6.01%
 ADC Telecommunications, Inc.*  ..........   866,000    7,347,490
 Altera Corporation*  ....................   297,000    6,357,656
 Cypress Semiconductor Corporation*  .....   829,000   14,698,170
 Lattice Semiconductor Corporation*  ..... 1,644,000   29,746,125
 McData Corporation, Class A*  ...........   541,800   10,192,613
 McData Corporation, Class B*  ...........   201,000    4,553,906
 Network Appliance, Inc.*  ...............   312,000    5,235,750
 Viasystems Group, Inc.*  ................   821,400    2,464,200
                                                     ------------
                                                       80,595,910
                                                     ------------

Engineering and Management Services - 0.50%
 KPMG Consulting, Inc.*  .................   517,350    6,693,216
                                                     ------------


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF NEW CONCEPTS FUND
March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Holding and Other Investment Offices - 3.80%
 Nasdaq-100 Index Tracking Stock*  ....... 1,304,000 $ 51,051,600
                                                     ------------

Industrial Machinery and Equipment - 6.28%
 Baker Hughes Incorporated  .............. 1,199,300   43,546,583
 Cisco Systems, Inc.*  ...................   480,000    7,575,000
 Cooper Cameron Corporation*  ............   614,000   33,156,000
                                                     ------------
                                                       84,277,583
                                                     ------------

Instruments and Related Products - 0.77%
 Biomet, Inc.  ...........................   261,000   10,285,031
                                                     ------------

Insurance Agents, Brokers and Service - 1.16%
 Hartford Financial Services Group Inc. (The) 264,000  15,576,000
                                                     ------------

Oil and Gas Extraction - 5.81%
 Burlington Resources Incorporated  ...... 1,016,000   45,466,000
 Noble Affiliates, Inc.  .................   779,000   32,507,670
                                                     ------------
                                                       77,973,670
                                                     ------------
Printing and Publishing - 0.68%
 Martha Stewart Living Omnimedia, Inc.*  .   510,200    9,183,600
                                                     ------------

Real Estate - 0.61%
 homestore.com, Inc.*  ...................   342,200    8,116,556
                                                     ------------

Transportation Equipment - 2.94%
 Harley-Davidson, Inc. (A)  .............. 1,040,000   39,468,000
                                                     ------------

Trucking and Warehousing - 1.14%
 Iron Mountain Incorporated*  ............   400,000   15,328,000
                                                     ------------

TOTAL COMMON STOCKS - 73.73%                         $989,596,316
 (Cost: $911,105,909)


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF NEW CONCEPTS FUND
March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
Commercial Paper
Auto Repair, Services and Parking - 0.37%
 PHH Corp.,
   5.75%, 4-12-01 ........................    $5,000    4,991,215
                                                     ------------

Business Services - 2.13%
 Electronic Data Systems Corporation,
   5.55%, 4-2-01 .........................    28,637   28,632,585
                                                     ------------

Chemicals and Allied Products - 2.97%
 Abbott Laboratories:
   4.9%, 4-26-01 .........................    15,000   14,948,959
   5.0%, 4-30-01 .........................    10,000    9,959,722
 PPG Industries, Inc.,
   4.98%, 4-17-01 ........................    15,000   14,966,800
                                                     ------------
                                                       39,875,481
                                                     ------------

Communication - 3.47%
 BellSouth Telecommunications, Inc.,
   5.35%, 4-2-01 .........................    15,650   15,647,674
 SBC Communications Inc.:
   5.02%, 4-2-01 .........................     6,000    5,999,164
   5.4%, 4-2-01 ..........................    10,000    9,998,500
 Verizon Network Funding Corporation,
   5.05%, 4-18-01 ........................    15,000   14,964,229
                                                     ------------
                                                       46,609,567
                                                     ------------
Depository Institutions - 1.11%
 National Australia Funding (DE) Inc.,
   4.87%, 4-25-01 ........................    15,000   14,951,300
                                                     ------------


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF NEW CONCEPTS FUND
March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
Electric, Gas and Sanitary Services - 2.57%
 Florida Power Corp.,
   5.12%, 4-24-01 ........................    $9,500 $  9,468,924
 OGE Energy Corp.,
   5.15%, 4-2-01 .........................    25,000   24,996,424
                                                     ------------
                                                       34,465,348
                                                     ------------

Food and Kindred Products - 2.66%
 ConAgra Foods, Inc.,
   5.3%, 4-10-01 .........................    15,000   14,980,125
 Diageo plc,
   4.88%, 4-25-01 ........................    20,000   19,935,000
 General Mills, Inc.,
   5.2050%, Master Note ..................       788      788,000
                                                     ------------
                                                       35,703,125
                                                     ------------

Heavy Construction, Ex. Building - 1.38%
 Halliburton Company,
   4.92%, 4-4-01 .........................    18,500   18,492,415
                                                     ------------

Industrial Machinery and Equipment - 0.74%
 Ingersoll-Rand Company,
   5.8%, 4-2-01 ..........................    10,000    9,998,389
                                                     ------------

Instruments and Related Products - 0.37%
 Honeywell International Inc.,
   5.0%, 4-20-01 .........................     5,000    4,986,806
                                                     ------------

Insurance Carriers - 0.30%
 Aon Corporation,
   5.42%, 4-9-01 .........................     4,000    3,995,182
                                                     ------------


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF NEW CONCEPTS FUND
March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
Nondepository Institutions - 0.05%
 PACCAR Financial Corp.,
   4.9250%, Master Note ..................    $  637 $    637,000
                                                     ------------

Paper and Allied Products - 0.45%
 International Paper Company,
   5.25%, 4-20-01 ........................     6,000    5,983,375
                                                     ------------

Petroleum and Coal Products - 2.23%
 ExxonMobil Australia Pty. Ltd.:
   5.14%, 4-4-01 .........................    10,000    9,995,717
   4.92%, 4-10-01 ........................    10,000    9,987,700
   4.9%, 4-19-01 .........................     5,000    4,987,750
   5.0%, 4-19-01 .........................     5,000    4,987,500
                                                     ------------
                                                       29,958,667
                                                     ------------

Primary Metal Industries - 0.74%
 Alcoa Incorporated,
   4.9%, 4-26-01 .........................    10,000    9,965,972
                                                     ------------

Printing and Publishing - 1.49%
 Gannett Co.,
   4.97%, 4-9-01 .........................    20,000   19,977,911
                                                     ------------

Stone, Clay and Glass Products - 0.74%
 United Technologies Corp.,
   5.02%, 4-25-01 ........................    10,000    9,966,534
                                                     ------------

Tobacco Products - 0.67%
 Philip Morris Companies Inc.,
   5.08%, 4-20-01 ........................     8,962    8,937,972
                                                     ------------

Total Commercial Paper - 24.44%                       328,128,844


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF NEW CONCEPTS FUND
March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligation - 0.10%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   5.43%, 4-2-01 .........................    $1,288$   1,288,000
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 24.54%               $  329,416,844
 (Cost: $329,416,844)

TOTAL INVESTMENT SECURITIES - 98.27%               $1,319,013,160
 (Cost: $1,240,522,753)

CASH AND OTHER ASSETS, NET OF
 LIABILITIES - 1.73%                                   23,237,411

NET ASSETS - 100.00%                               $1,342,250,571


Notes To Schedule of Investments

    *No income dividends were paid during the preceding 12 months.
(A) As of March 31, 2001, the following written call options were outstanding (See Note 6 to financial statements):

                      Contracts
     Underlying       Subject     Expiration Month/Premium Market
     Security         to Call     Exercise PriceReceived    Value
-----------------------           ----------------------------------- ------
Genzyme Corporation -
  General Division    1,858         May/105   $  719,022$  483,080
Genzyme Corporation -
  General Division    1,858        July/115      941,974   752,490
Harley-Davidson, Inc. 6,900          May/40    2,245,474 1,380,000
Harley-Davidson, Inc. 1,700          May/45      963,868   136,000
                                               ------------------
                                              $4,870,338$2,751,570
                                               ------------------

(B)  Listed on an exchange outside the United States.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
NEW CONCEPTS FUND
March 31, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value
   (Notes 1 and 3) .................................   $1,319,013
 Cash   ............................................            1
 Receivables:
   Investment securities sold.......................       27,537
   Fund shares sold ................................       22,346
   Dividends and interest ..........................          485
 Prepaid insurance premium  ........................           14
                                                       ----------
    Total assets  ..................................    1,369,396
LIABILITIES                                            ----------
 Payable for investment securities purchased .......       20,344
 Payable to Fund shareholders  .....................        3,297
 Outstanding call options at Market (Note 6) .......        2,752
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................          349
 Accrued service fee (Note 2)  .....................          236
 Accrued management fee (Note 2)  ..................           61
 Accrued distribution fee (Note 2)  ................           32
 Accrued accounting services fee (Note 2)  .........           10
 Other  ............................................           64
                                                       ----------
    Total liabilities  .............................       27,145
                                                       ----------
      Total net assets .............................   $1,342,251
NET ASSETS                                             ==========
 $1.00 par value capital stock
   Capital stock ...................................   $  170,999
   Additional paid-in capital ......................    1,192,649
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss....           (7)
   Distribution in excess of net realized gain
    on investment transactions  ....................     (101,999)
   Net unrealized appreciation in value of
    investments  ...................................       78,490
   Net unrealized appreciation in value of call
    options written ................................        2,119
                                                       ----------
    Net assets applicable to outstanding units
      of capital ...................................   $1,342,251
Net asset value per share (net assets divided          ==========
 by shares outstanding)
 Class A  ..........................................        $7.85
 Class B  ..........................................        $7.69
 Class C  ..........................................        $7.70
 Class Y  ..........................................        $7.93
Capital shares outstanding
 Class A  ..........................................      162,386
 Class B  ..........................................        4,504
 Class C  ..........................................          759
 Class Y  ..........................................        3,350
Capital shares authorized ..........................      300,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
NEW CONCEPTS FUND
For the Fiscal Year Ended March 31, 2001
(In Thousands)
INVESTMENT LOSS
 Income (Note 1B):
   Interest and amortization .......................     $ 10,640
   Dividends .......................................        2,921
                                                         --------
    Total income  ..................................       13,561
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................       14,646
   Service fee:
    Class A ........................................        3,960
    Class B ........................................           96
    Class C ........................................           17
   Transfer agency and dividend disbursing:
    Class A ........................................        3,777
    Class B ........................................          243
    Class C ........................................           40
   Distribution fee:
    Class A ........................................          310
    Class B ........................................          289
    Class C ........................................           51
   Custodian fees ..................................          125
   Accounting services fee .........................          111
   Shareholder servicing - Class Y .................           30
   Legal fees ......................................           19
   Audit fees ......................................           17
   Other ...........................................          331
                                                         --------
    Total expenses  ................................       24,062
                                                         --------
      Net investment loss ..........................      (10,501)
                                                         --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTES 1 AND 3)
 Realized net gain on securities  ..................       35,213
 Realized net loss on foreign currency transactions            (7)
 Realized net gain on written call options  ........       10,862
                                                         --------
   Realized net gain on investments ................       46,068

 Unrealized depreciation in value of securities
   during the period ...............................     (758,173)
 Unrealized appreciation in value of written call
   options during the period........................        2,119
                                                         --------
   Unrealized depreciation in value of investments
    during the period ..............................     (756,054)
                                                         --------
    Net loss on investments  .......................     (709,986)
                                                         --------
       Net decrease in net assets resulting from
        operations  ................................    $(720,487)
                                                        =========
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
NEW CONCEPTS FUND
(In Thousands)
                                            For the fiscal year
                                              ended March 31,
                                      ----------------------------
                                              2001      2000
INCREASE (DECREASE) IN NET ASSETS     --------------   ------------
 Operations:
   Net investment loss ..............     $  (10,501)    $   (9,423)
   Realized net gain on investments .         46,068        282,434
   Unrealized appreciation(depreciation)    (756,054)      530,512
                                          ----------     ----------
    Net increase (decrease) in net assets
      resulting from operations .....       (720,487)      803,523
                                          ----------     ----------
 Distributions to shareholders (Note 1D):*
   From net investment income:
    Class A  ........................            ---           ---
    Class B  ........................            ---            ---
    Class C  ........................            ---            ---
    Class Y  ........................            ---           ---
   From realized gains on securities transactions:
    Class A  ........................       (222,851)      (149,021)
    Class B  ........................         (5,702)          (616)
    Class C  ........................           (950)           (89)
    Class Y  ........................         (2,271)        (1,793)
   In excess of realized capital gains:
    Class A  ........................        (98,075)          ---
    Class B  ........................         (2,507)          ---
    Class C  ........................           (406)          ---
    Class Y  ........................         (1,011)          ---
                                          ----------     ----------
                                            (333,773)      (151,519)
                                          ----------     ----------
 Capital share transactions
   (Note 5) .........................        357,197        403,326
                                          ----------     ----------
    Total increase(decrease)  .......       (697,063)     1,055,330
NET ASSETS
 Beginning of period ............ ...      2,039,314        983,984
                                          ----------     ----------
 End of period  .....................     $1,342,251     $2,039,314
                                          ==========     ==========
   Undistributed net investment
    loss  ...........................            $(7)          $---
                                            ========           ====
                 *See "Financial Highlights" on pages 17 - 20.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
NEW CONCEPTS FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                              For the fiscal year ended March 31,
                              -----------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $15.07 $ 9.52   $9.24  $6.80   $7.73
                             ------ ------   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.06) (0.09)  (0.00)  0.01    0.03
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (4.74)  6.96    1.54   3.29   (0.64)
                             ------ ------   -----  -----   -----
Total from investment
 operations  .......          (4.80)  6.87    1.54   3.30   (0.61)
                             ------ ------   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.01) (0.01)  (0.03)
 From capital gains           (1.68) (1.32)  (1.25) (0.85)  (0.29)
 In excess of capital
   gains ...........          (0.74) (0.00)  (0.00) (0.00)  (0.00)
                             ------ ------   -----  -----   -----
Total distributions.          (2.42) (1.32)  (1.26) (0.86)  (0.32)
                             ------ ------   -----  -----   -----
Net asset value,
 end of period  ....         $ 7.85 $15.07   $9.52  $9.24   $6.80
                             ====== ======   =====  =====   =====
Total return**......         -35.27% 74.61%  17.83% 51.44%  -8.38%
Net assets, end
 of period (in
 millions) .........         $1,275 $1,984    $972   $779    $501
Ratio of expenses
 to average net
 assets  ...........           1.36%  1.32%   1.29%  1.25%   1.27%
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.58% -0.66%  -0.04%  0.06%   0.39%
Portfolio turnover
 rate  .............          89.35%127.31%  48.95% 38.51%  38.82%
 *Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
**Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
NEW CONCEPTS FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                                   For the         period
                                    fiscal           from
                                      year        10-4-99*
                                     ended        through
                                   3-31-01        3-31-00
                                   -------        -------
Net asset value,
 beginning of period                $14.98         $10.69
                                    -----          -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...                 (0.16)          0.01
 Net realized and
   unrealized gain (loss)
   on investments ..                 (4.71)          5.60
                                    -----          -----
Total from investment
 operations  .......                 (4.87)          5.61
                                    -----          -----
Less distributions:
 From net investment
   income ..........                 (0.00)         (0.00)
 From capital gains                  (1.68)         (1.32)
 In excessof capital
   gains ...........                 (0.74)         (0.00)
                                    -----          -----
Total distributions                  (2.42)         (1.32)
                                    -----          -----
Net asset value,
 end of period  ....                $ 7.69         $14.98
                                    =====          =====
Total return .......                -35.99%         54.60%
Net assets, end of
 period (in
 millions)  ........                   $35            $28
Ratio of expenses to
 average net assets                   2.51%          2.40%**
Ratio of net investment
 loss to average
 net assets  .......                 -1.71%         -1.73%**
Portfolio turnover
 rate  .............                 89.35%        127.31%**
 *Commencement of operations.
**Annualized.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
NEW CONCEPTS FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                                   For the         period
                                    fiscal           from
                                      year        10-4-99*
                                     ended        through
                                   3-31-01        3-31-00
                                   -------        -------
Net asset value,
 beginning of period                $14.99         $10.69
                                    -----          -----
Income (loss) from investment
 operations:
 Net investment
   income (loss)....                 (0.16)          0.02
 Net realized and
   unrealized gain (loss)
   on investments ..                 (4.71)          5.60
                                    -----          -----
Total from investment
 operations  .......                 (4.87)          5.62
                                    -----          -----
Less distributions:
 From net investment
   income ..........                 (0.00)         (0.00)
 From capital gains                  (1.68)         (1.32)
 In excess of capital
   gains ...........                 (0.74)         (0.00)
                                    -----          -----
Total distributions                  (2.42)         (1.32)
                                    -----          -----
Net asset value,
 end of period  ....                 $7.70         $14.99
                                    =====          =====
Total return .......                -35.96%         54.71%
Net assets, end of
 period (in
 millions)  ........                    $6             $5
Ratio of expenses to
 average net assets                   2.47%          2.30%**
Ratio of net investment
 loss to average
 net assets  .......                 -1.67%         -1.62%**
Portfolio turnover
 rate  .............                 89.35%        127.31%**
 *Commencement of operations.
**Annualized.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
NEW CONCEPTS FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                              For the fiscal year ended March 31,
                             ------------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period         $15.14 $ 9.53   $9.25  $6.80   $7.74
                             ------ ------   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.03) (0.05)   0.03   0.03    0.05
 Net realized and
   unrealized gain (loss)
   on investments...          (4.76)  6.98    1.54   3.30   (0.65)
                             ------ ------   -----  -----   -----
Total from investment
 operations ........          (4.79)  6.93    1.57   3.33   (0.60)
                             ------ ------   -----  -----   -----
Less distributions:
 From net investment
   income...........          (0.00) (0.00)  (0.04) (0.03)  (0.05)
 From capital gains           (1.68) (1.32)  (1.25) (0.85)  (0.29)
 In excess of capital
   gains ...........          (0.74) (0.00)  (0.00) (0.00)  (0.00)
                             ------ ------   -----  -----   -----
Total distributions.          (2.42) (1.32)  (1.29) (0.88)  (0.34)
                             ------ ------   -----  -----   -----
Net asset value,
 end of period .....          $7.93 $15.14   $9.53  $9.25   $6.80
                             ====== ======   =====  =====   =====
Total return .......         -35.01% 75.17%  18.29% 51.83%  -8.12%
Net assets, end of
 period (in
 millions)  ........            $26    $22     $12    $11      $8
Ratio of expenses
 to average net
 assets ............           1.03%  1.02%   0.95%  0.96%   0.97%
Ratio of net
 investment income
 (loss) to average
 net assets  .......          -0.21% -0.36%   0.29%  0.35%   0.69%
Portfolio
 turnover rate .....          89.35%127.31%  48.95% 38.51%  38.82%
*Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2001

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors New Concepts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 2001, $10,500,583 was reclassified between accumulated undistributed net investment income and paid-in capital; $6,111 was reclassified between distribution in excess of net realized loss on investment transactions and paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments to Affiliated Persons

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. The Fund accrues and pays the fee daily.

Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3375 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $6,096,167. During the period ended March 31, 2001, W&R received $55,720 and $4,198 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $4,200,626 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $55,353, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $1,407,448,970 while proceeds from maturities and sales aggregated $1,624,491,548. Purchases of options aggregated $20,423,058 while proceeds from options aggregated $37,692,845. Purchases of short-term securities aggregated $5,275,809,438 while proceeds from maturities and sales aggregated $5,034,542,728. No U.S. Government securities were bought or sold during the period ended March 31, 2001.

For Federal income tax purposes, cost of investments owned at March 31, 2001 was $1,244,476,704, resulting in net unrealized appreciation of $74,536,456, of which $254,064,399 related to appreciated securities and $179,527,943 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital gain net income of $145,149,784 during the year ended March 31, 2001, which included the effect of certain losses deferred into the next fiscal year (see discussion below). A portion of the capital gain net income was paid to shareholders during the period ended March 31, 2001. Remaining capital gain net income will be distributed to the Fund's shareholders.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through March 31, 2001, the Fund incurred net capital losses of $100,118,970, which have been deferred to the fiscal year ending March 31, 2002.

NOTE 5 -- Multiclass Operations

The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                                                 For the fiscal
                                           year ended March 31,
                                     --------------------------
                                          2001             2000
                                     ------------  ------------
Shares issued from sale of shares:
 Class A  ..............................   112,862       76,177
 Class B  ..............................     2,410        1,843
 Class C  ..............................       444          367
 Class Y  ..............................    10,754          475
Shares issued from reinvestment
 of capital gains distribution:
 Class A  ..............................    31,343       11,409
 Class B  ..............................       833           48
 Class C  ..............................       137            7
 Class Y  ..............................       327          139
Shares redeemed:
 Class A  ..............................  (113,452)     (57,998)
 Class B  ..............................      (609)         (22)
 Class C  ..............................      (186)         (10)
 Class Y  ..............................    (9,202)        (411)
                                          --------      -------
Increase in outstanding
 capital shares  .......................    35,661       32,024
                                            ======       ======
Value issued from sale of shares:
 Class A  ..............................$1,284,276   $1,022,613
 Class B  ..............................    28,555       26,532
 Class C  ..............................     5,254        5,432
 Class Y  ..............................   105,200        5,962
Value issued from reinvestment
 of capital gains distributions:
 Class A  ..............................   312,494      146,603
 Class B  ..............................     8,162          616
 Class C  ..............................     1,346           89
 Class Y  ..............................     3,282        1,793
Value redeemed:
 Class A  ..............................(1,290,357)    (800,566)
 Class B  ..............................    (6,527)        (330)
 Class C  ..............................    (2,116)        (165)
 Class Y  ..............................   (92,372)      (5,253)
                                          --------     --------
Increase in outstanding capital ........$  357,197   $  403,326
                                          ========     ========

NOTE 6 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

     When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a put written is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

     Transactions in call options written were as follows:

                              Number of       Premiums
                              Contracts       Received
                              ---------      ----------
     Outstanding at
        March 31, 2000               ---    $       ---
     Options written              70,606     38,642,640
     Options terminated
       in closing purchase
       transactions              (52,636)   (30,776,643)
     Options exercised            (2,094)    (1,537,888)
     Options expired              (3,560)    (1,457,771)
                               ---------    -----------
     Outstanding at
       March 31, 2001             12,316    $ 4,870,338
                               =========    ===========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors New Concepts Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors New Concepts Fund, Inc. (the "Fund") as of March 31, 2001, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors New Concepts Fund, Inc. as of March 31, 2001, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
May 9, 2001

INCOME TAX INFORMATION

The amount of the dividend and capital gain below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the year in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          ---------------------------------------------------------
                   For Individuals        For Corporations
                  -------------------------------------------------------
  Record         Ordinary  Long-Term               Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   -------- ----------------------------
                     Class A, Class B, Class C and Class Y
12-13-00  $2.4200 $0.9479    $1.4721     $---   $0.9479   $1.4721
           ====== =======    =======  =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.


DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Kimberly A. Scott, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.




FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1012A(3-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.